UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2017

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Level 9, 127 Creek Street

Brisbane QLD 400, Australia

Tel. 614 3922 2377

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ANVIA HOLDINGS CORPORATION

Form 8-K

Current Report

ITEM 5.06 Change in Shell Company Status

Anvia Holdings Corporation (the “Company”) has developed and launched for commercialization certain proprietary technology and has a defined business plan and operations and, accordingly, the Company has commenced operations and is no longer deemed to be a shell company. Specifically, (1) on May 3, 2017, the Company launched its website, www.anvia.me; (2) on May 18, 2017, the Company launched the “Anvia Loyalty” mobile application, which is available for download from the Google Play store; and (3) on June 13, 2017, the Company launched the “Anvia Learning” mobile application, which is also now available for download from Google Play store.

In connection with the development and commercialization of its proprietary technology and the commencement of operations, the Company no longer met the definition of a shell company as defined in Rule 12b-2 under the Exchange Act, in that the Company had operations (owning and operating its mobile application technologies), and assets other than cash or cash equivalents. As such, the Company had exited shell status.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANVIA HOLDINGS, INC.

Date: June 22, 2017	By:	/s/ Ali Kasa
Ali Kasa
Chief Executive Officer

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